SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    April 24, 2003

RYERSON TULL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9117	36-3425828
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608

(Address of Principal Executive Offices)(Zip Code)

(773) 762-2121

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.

99.1	Press release dated April 24, 2003

Item 9. Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On April 24, 2003, Ryerson Tull, Inc. (the “Company”), issued a press release reporting its results of operations for first quarter 2003. A copy of the press release dated April 24, 2003 is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON TULL, INC.

By:	/S/ LILY L. MAY
Lily L. May Its: Vice President, Controller and Chief Accounting Officer

Dated: April 24, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 24, 2003